Exhibit 99.1
TOWER GROUP, INC. 2009 FBR Capital Markets Fall Investor Conference

Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This presentation and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect," "project," "intend," "estimate," "anticipate," "believe" and "continue" or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Please refer to Tower's filings with the SEC, including among others Tower's Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Notes on Non-GAAP Financial Measures (1) Operating income is a common performance measurement for insurance companies and excludes realized investment gains or losses and expenses related to the adoption of new accounting guidance related to business combinations. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. The Federal statutory tax rate of 35% was used to calculate the tax applicable to net realized gains or losses on investments and tax deductible acquisition-related transaction costs. Operating earnings per share is operating income divided by diluted weighted average shares outstanding. Operating return on equity is annualized operating income divided by average common stockholders' equity. (2) Total premiums include gross premiums written through our insurance subsidiaries and produced as managing general agent on behalf of other insurance companies.

Overview of Tower ("TWGP") Specialty property and casualty insurance company headquartered in New York City Rated A- by A.M. Best Over $1B GWP and stockholders' equity projected in 2009 Ten insurance company subsidiaries 17 offices nationally with approximately 1000 employees Tower Differentiation Diversified business model Niche market focus Profitable growth Effective use of capital Successful acquisition track record

History

1990	1996	2001	2004	2006	2007	2009

[Pre-IPO]

- Tower Insurance Co. of NY (TICNY) founded by Michael Lee
- Tower Group, Inc, Tower Risk Management Corp. (TRM) are formed
- Acquired renewal rights from Empire Insurance Group
- IPO & A.M. Best A- Rating

[Post-IPO]

- Acquired renewal rights from OneBeacon Insurance Group
- Sponsored CastlePoint Holdings, Ltd.
- Acquired Preserver Group, Inc.
- Acquired Hermitage Insurance Group and CastlePoint Holdings, Ltd.
- Acquired Workers' Compensation Renewal Rights from AequiCap
- Acquired Specialty Underwriters' Alliance, Inc.

December 2009 4 Tower Group, Inc.

Superior Performance vs. Industry 2004 2005 2006 2007 2008 9M 2009 Tower 0.329 0.454 0.262 0.444 0.323 0.347 P&C Industry 0.044 0 0.04 -0.008 -0.018 Total Premium Growth 2004 2005 2006 2007 2008 9M 2009 Tower 0.756 0.881 0.876 0.837 0.824 0.86 P&C Industry 0.989 1.012 0.924 0.956 1.047 Combined Ratio Operating Return on Equity CastlePoint transaction: 16.9 million shares issued IPO: $127 MM raised Follow-on offering: $95 MM raised AM Best and Company Data. 2004-08 industry premiums represent net premiums written. Strong track record of profitable growth: Tower 5 year compounded growth rate in Total Premiums: 36% Tower 5 year average combined ratio: 83.5% Consistently stronger return on equity than industry: Outperformed publicly traded property and casualty insurance companies over the last 5 years Includes periods in which Tower has raised capital (IPO: 10/2004 and Follow-on offering: 1/2007) SNL Financial and Company Data. SNL data provided for publicly traded P&C companies.

Diversified Business Platform Lines of Business Commercial Package Policies Businessowners Policy Commercial Property Commercial Liability Workers' Compensation Commercial Auto Homeowners Auto Customer Groups Commercial Personal Territory Northeast Southeast Southwest Premium Size Small Medium Large Pricing & Coverage Tier Preferred Standard Non-Standard E&S Distribution System Retail Agents Wholesale Agents Program Underwriting Agents Midwest West Specialty Expanding markets - allows favorable ratio of premium volume opportunity relative to capital Diversification - allows allocation of capital to profitable segments to effectively manage market cycles

Broad Product Line Platform Provides access to significant premium volume opportunity. Allows optimal business mix in response to varying market conditions. *Pro forma reflects the acquisition of Specialty Underwriters' Alliance, Inc., which closed on November 13, 2009.

Diversified Customer Groups Brokerage Business Commercial and Personal (Tower) Specialty Business (Acquired from CastlePoint and SUA) Customers and types of risks Distribution Sources Competitive Advantage Underwriting Retail agents: Preferred and Standard Wholesale agents: Non-standard and E&S risks Narrowly defined classes of business Garage liability Long term healthcare workers Commercial construction Specialty transportation Professional Employers organizations Specialized underwriting expertise Established books of business underwritten by program underwriting agents with proven track records Broad portfolio of Main Street Commercial and Personal Lines of Business Commercial: Apartment buildings, retail stores, restaurants and artisan contractors Personal: modestly valued homes and dwellings Simple underwriting process, automation and scale Individual policies underwritten by in-house underwriting staff Program underwriting agents

Geographic Expansion Opportunity 3Q 2009 Direct Premiums Written by Territory* Successful national expansion; Midwest and Southwest are expected to contribute in the future. Loss ratio in the territories outside the Northeast continues to be favorable and consistent with our historical loss ratios. *Pro forma reflects the acquisition of Specialty Underwriters' Alliance, Inc., which closed on November 13, 2009. *Pro forma reflects the acquisition of Specialty Underwriters' Alliance, Inc., which closed on November 13, 2009.

Market Segmentation Capability Business units capable of serving diverse premium size segments Small segment (under $25K) strategy: Focus on aggregating small commercial and personal lines policies using multiple distribution channels throughout the U.S. Simple, quick delivery and ease of doing business through the use of web-based technology Medium ($25K to $100K) and Large (Over $100K) segment strategy: Shift from general commercial to specialty business that requires specialized underwriting expertise Deliver customized solutions to specific producers and local markets Multiple pricing and coverage tiers: Ten companies positioned at preferred, standard, non-standard and E&S pricing and coverage tiers in 50 states Provides many solutions under one company Avoids the need for producers to place business with multiple companies Improves producers' success in placing business with Tower

Diversified Distribution Retail: Preferred and standard risks - xx agents Wholesale: Non-standard and E&S risks - xx agents Program Underwriting Agents: Specialty business - xx agents *Pro forma reflects the acquisition of Specialty Underwriters' Alliance, Inc., which closed on November 13, 2009.

Acquisition Strategy Strategy - Build diversified business platform through acquisitions Expand distribution and servicing capability nationally Expand into different product lines and industry classes of business Improve profitability of the targets through increased financial strength, expense reduction, re-underwriting and cross-selling Profile of targets Small insurance companies with access to local markets with limited capital, rating and high expense ratio Managing general agencies with specialized product expertise Favorable market conditions for acquisitions Current phase of the market cycle: Motivated sellers: Soft P&C market environment causes weaker competitors to exit through sale Reasonable valuation: Targets valued reasonably due to poor operating fundamentals Profitable growth through consolidation of renewal books of business; offsets weak organic growth Tower Advantages: Uniquely positioned with strong capitalization, track record and expertise in acquiring target companies

Acquisitions closed in 2009

- **CastlePoint Holdings (1Q09)**
  - Increased capitalization to finance acquisitions
  - Expanded into specialty business
  - Reallocated capital from reinsurance to primary insurance and to finance acquisitions
- **Hermitage (1Q09)**
  - Increased rating from a B++ to an A- by A.M. Best and Company
  - Supports national expansion of wholesale distribution system (provides E&S capability nationally)
  - Projected to reduce expense ratio from 40% to 30% in 2009
  - Gains access to local markets by expanding retail distribution in the Southeast
- **AequiCap Renewal Rights (4Q09)**
  - Acquired renewal rights to the workers' compensation business
  - Contributes approximately $40 million in premiums on an annual basis
  - Consists of small, low to moderate hazard workers' compensation policies in Florida that are consistent with Tower's current underwriting guidelines
- **Specialty Underwriters' Alliance, Inc. (4Q09)**
  - Creation of a separate, specialty profit center
  - Allows Tower to take advantage of strong pipeline of specialty opportunities
  - Establishes a Midwest regional office to support continued geographical expansion

December 2009 13 Tower Group, Inc.

ROE target of above 15% Tower 2008 Standalone 2009E 2010E Target Net Premiums 1.07 1.36 1.02 1.2 Premiums Ceded 1.43 0.27 0.3 0.8 Operating ROE (%) Total Premiums to Average Equity Leverage 83% 17% 20.7% 19.6% 14 to 15% Above 15% 1.6x - 2.0x Higher ROE Using Tower's Hybrid Business Model 23%

Effective Market Cycle Management Some Competitors Tower Advantage Created Products, customers, distribution and geography Narrowly defined focus Broad and diversified High growth potential Diversification allows allocation of capital to profitable markets Market focus Undifferentiated market share focus Niche market focus Ability to outperform industry results Use of capital Own capital Use of own capital, reinsurers and other insurance companies Generates commission and fee income to augment ROE Acquisitions Limited opportunity due to lack of capital, financing and track record Proven track record Strong pipeline of acquisitions Allows opportunistic growth at this point in the market cycle Underwriting profitability achieved through consolidation of existing books of business

Gross Premiums Written and Produced Policies in force increased 21.5%* as of 9/30/09 versus the prior year Renewal premiums increased 0.8%* overall; retention was 87%* for all lines for 3Q 2009 $ in Millions * Brokerage Insurance Segment; Excludes Hermitage. CAGR 36.8%

CAGR 65.1% Operating Income $ in Millions

Operating EPS CAGR 28.3%

Book Value Per Share CAGR 21.6% *Pro forma reflects the acquisition of Specialty Underwriters' Alliance, Inc., which closed on November 13, 2009.

Highly Rated Investments Investment portfolio continues to experience favorable trends and value recovery As of September 30, 2009 Fixed income average quality of AA- Effective duration of 4.3 years Tax equivalent book yield of 5.6% Cash & Equivalents U.S. Treasuries Agency Corporates Commercial, residential and asset-backed securities Municipals Preferred and common East 0.103 0.022 0.006 0.29 0.252 0.281 0.047 Asset Allocation Asset Quality US Treasuries AAA AA A BBB Below BBB Cash & Equivalents Asset Quality 0.023 0.331 0.185 0.17 0.103 0.08 0.108

5 Year Track Record

Key Investment Considerations High ROE Business Model Profitable Growth Favorable Net Loss Ratio Competitive Cost Advantage Positive Outlook Strong operating performance Anticipated benefits from strategic acquisitions Drivers Target Above 15% 10% to 20%; less than 90% combined ratio Below 60% 30% Gross Expense Ratio 2009 Guidance for Operating EPS: $3.15 - $3.25 per diluted share

Tower Group, Inc. 120 Broadway, 31st Floor, New York, NY 10271 www.twrgrp.com